UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)

                  of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): July 15, 1996

                                ImmunoGen, Inc.
            (Exact name of registrant as specified in its charter)

      Massachusetts                0-17999              04-2726691
(State or other jurisdiction	    (Commission          (IRS Employer
    of incorporation)             File Number)       Identification No.)


               128 Sidney Street, Cambridge, Massachusetts 02139
              (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:(617) 661-9312




























                              Page 1 of 7 pages




Item 5.  Other Events.

     The Registrant's Pro Forma Balance Sheets as of May 31, 1996 and Statements of Operations for the two months ended May 31, 1996, filed as
Exhibit 99.1 hereto, demonstrate the Registrant's compliance as of May 31, 1996 on a pro forma basis with the net tangible asset requirement for continued inclusion on the Nasdaq National Market. The information contained in Exhibit
99.1 is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

       99.1 The Registrant's Pro Forma Balance Sheets as of May 31, 1996 and Statements of Operations for the two months ended May 31, 1996 and accompanying footnotes.




















































                              Page 2 of 7 pages




                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ImmunoGen, Inc.
                                                  (Registrant)

Date:         July 12, 1996                       /s/Frank J. Pocher
                                                  Frank J. Pocher
                                                  Vice President and
                                                  principal financial officer
























































                              Page 3 of 7 pages




                                EXHIBIT INDEX

Exhibit                                                         Sequential
Number	                 Description                            Page Number

99.1                    The Registrant's Pro Forma Balance      5,6, & 7
                        Sheets as of May 31, 1996 and
                        Statements of Operations for the two
                        months ended May 31, 1996 and
                        accompanying footnotes




























































                              Page 4 of 7 pages


ImmunoGen, Inc.
Consolidated Balance Sheets and Pro Forma Balance Sheets
As of May 31, 1996

                                                                                        Pro Forma(1)
                                                  May 31, 1996        Adjustments       May 31, 1996
                                                ----------------   ----------------   ----------------
ASSETS

Cash and cash equivalents                       $    1,009,461     $   2,200,000(2)   $   3,209,461
Other Current assets                                   115,276                              115,276
                                                ----------------   ----------------   ----------------

   Total current assets                              1,124,737         2,200,000          3,324,737
                                                ----------------   ----------------   ----------------

Property and equipment, net of
  accumulated depreciation                           4,321,263                            4,321,263
Other assets                                         1,683,700                            1,683,700
                                                ----------------   ----------------   ----------------

                                                $    7,129,700     $   2,200,000      $   9,329,700
                                                ================   ================   ================


LIABILITIES AND STOCKHOLDERS EQUITY

Accounts payable                                     2,056,373        (1,482,191)(3)        574,182
Accrued compensation                                   511,421                              511,421
Other accrued liabilities                              630,100           (41,301)(4)        588,799
Current portion of capital lease obligations           140,654                              140,654
                                                ----------------   ----------------   ----------------

   Total current liabilites                          3,338,548        (1,523,492)         1,815,056
                                                ----------------   ----------------   ----------------

Capital lease obligations                               49,270                               49,270
9% convertible debenture                             2,500,000        (2,500,000)(5)
9% convertible debenture                                               2,500,000 (6)      2,500,000
11 1/2% convertible debenture

Commitments

Redeemable convertible preferred stock
 $.01 par value; authorized 277,080 shares;
 none issued

Stockholders' equity
  Common stock, $.01 par value; authorized
   15,546,355 (actual) and
   17,000,524 (pro forma)
   as of May 31, 1996                                  155,464            13,650 (7)        169,114
Additional paid-in capital                         122,987,433         3,834,842 (7)    126,822,275
                                                 ---------------   ----------------   --------------

                                                   123,142,897         3,848,492        126,991,389
Accumulated deficit                               (121,901,015)         (125,000)(8)   (122,026,015)
                                                 ---------------   ----------------   --------------

 Total stockholders' equity                          1,241,882         3,723,492          4,965,374
                                                 ---------------   ----------------   --------------

    Total liabilities and stockholders' equity   $   7,129,700     $   2,200,000      $   9,329,700
                                                 ===============   ================   ==============

















                               Page 5 of 7 pages



IMMUNOGEN, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the two months ended May 31, 1996


                                                                Pro Forma(1)
                               For the two                      For the two
                               months ended                     months ended
                               May 31, 1996     Adjustments     May 31, 1996
                              --------------   -------------   --------------
                                  1996                              1996
                              --------------   -------------   --------------
Revenues:
 Development fees             $     69,104                     $      69,104
 Interest                            9,180                             9,180
 Licensing                             570                               570
                              --------------   -------------   --------------

   Total revenues                   78,854                            78,854
                              --------------   -------------   --------------

Expenses:
 Research and development        1,314,863                         1,314,863
 General and administrative        274,429                           274,429
 Interest and financing costs      137,268     $  125,000 (8)        262,268
                              --------------   -------------   --------------
   Total expenses                1,726,560        125,000          1,851,560
                              --------------   -------------   --------------

Loss before income taxes        (1,647,706)      (125,000)        (1,772,706)

Income tax expense                     121                               121
                              --------------   -------------   --------------
Net loss                      $ (1,647,827)    $ (125,000)     $  (1,772,827)
                              ==============   =============   ==============






























                               Page 6 of 7 Pages








(1) The Pro Forma Balance Sheets as of May 31, 1996 and the Pro Forma Consolidated Statements of Operations for the two months ended May 31, 1996 reflect transactions completed (i) on June 6, 1996 with Capital Ventures, Inc. ("CVI") to convert their existing debenture of $2.5 million, plus accrued interest, into Common Stock (the "First Debenture") and to execute a second debenture for $2.5 million (the "Second Debenture") and (ii) on June 28, 1996 with Dana-Farber Cancer ("DFCI") to convert their accounts payable of approximately $1.3 million to a debenture and subsequently to Common Stock. Warrants issued in connection with the CVI debenture transactions are not included since they are non-cash, non-recurring and will not impact on the Company's Tangible Net Worth calculation as reflected in the financial statements.

(2) Cash received from CVI ($2,500,000), less related fees paid to LBC Capital Resources, Inc. ("LBC") ($125,000) and cash payment to DFCI for balance payable ($175,000).

(3) DFCI balance, paid in cash ($175,000) and converted to a debenture ($1,307,190).

(4)   Interest earned by CVI on First Debenture, converted to Common Stock.

(5)   First Debenture from CVI converted to Common Stock.

(6)   Second Debenture signed by CVI.

(7) Shares of Common Stock issued to CVI (1,016,521) and to DFCI (348,504) on conversion of their debentures.

(8)   Fee paid to LBC for CVI Second Debenture.




























                                Page 7 of 7 pages